Vessels and subsidiaries	12 Months Ended
Dec. 31, 2020
Vessels and subsidiaries [Abstract]
Vessels and subsidiaries
Note 6 - Vessels and subsidiaries

The Vessels are owned by companies incorporated in the Marshall Islands or Cayman Islands. The Vessel Subsidiaries are wholly owned directly by the Company. The primary activity of each of the Vessel Subsidiaries is the ownership and operation of a Vessel. In addition, the Company has a vessel-chartering subsidiary and three subsidiaries, DHT Management S.A.M. (Monaco), DHT Management AS (Norway) and DHT Ship Management (Singapore) Pte. Ltd., that perform management services for DHT and its subsidiaries. The following table sets out the details of the Vessel Subsidiaries included in these consolidated financial statements:

Company	Vessel name	Dwt	Flag State	Year Built
DHT Mustang Inc	DHT Mustang	317,975	Hong Kong	2018
DHT Bronco Inc	DHT Bronco	317,975	Hong Kong	2018
DHT Colt Inc	DHT Colt	319,713	Hong Kong	2018
DHT Stallion Inc	DHT Stallion	319,713	Hong Kong	2018
DHT Tiger Limited	DHT Tiger	299,629	Hong Kong	2017
DHT Puma Limited	DHT Puma	299,629	Hong Kong	2016
DHT Panther Limited	DHT Panther	299,629	Hong Kong	2016
DHT Lion Limited	DHT Lion	299,629	Hong Kong	2016
DHT Leopard Limited	DHT Leopard	299,629	Hong Kong	2016
DHT Jaguar Limited	DHT Jaguar	299,629	Hong Kong	2015
DHT Opal Inc	DHT Opal	320,105	Hong Kong	2012
Samco Theta Ltd	DHT Sundarbans	314,249	RIF	2012
Samco Iota Ltd	DHT Taiga	314,249	Hong Kong	2012
DHT Peony Inc	DHT Peony	320,013	Hong Kong	2011
DHT Lotus Inc	DHT Lotus	320,142	Hong Kong	2011
Samco Eta Ltd	DHT Amazon	314,249	RIF	2011
Samco Kappa Ltd	DHT Redwood	314,249	Hong Kong	2011
DHT Edelweiss Inc	DHT Edelweiss	301,021	Hong Kong	2008
Samco Epsilon Ltd	DHT China	317,794	RIF	2007
Samco Delta Ltd	DHT Europe	317,713	Hong Kong	2007
DHT Bauhinia Inc	DHT Bauhinia	301,019	Hong Kong	2007
DHT Hawk Inc	DHT Hawk	298,923	Hong Kong	2007
Samco Gamma Ltd	DHT Scandinavia	317,826	Hong Kong	2006
DHT Falcon Inc	DHT Falcon	298,971	Hong Kong	2006
DHT Lake Inc	DHT Lake	298,564	Hong Kong	2004
DHT Raven Inc	DHT Raven	298,563	Hong Kong	2004
DHT Condor, Inc.	DHT Condor	320,050	Hong Kong	2004
DHT Eagle, Inc.	DHT Eagle **	309,064	Hong Kong	2002
DHT Phoenix, Inc.	DHT Phoenix ***	307,151	Hong Kong	1999
Cathy Tanker Corporation	DHT Cathy*	115,000	Marshall Islands	2004
Sophie Tanker Corporation	DHT Sophie*	115,000	Marshall Islands	2003

* DHT Sophie and DHT Cathy were sold to one buyer in October 2018. Both vessels were delivered to the buyer during fourth quarter 2018.
** DHT Eagle was sold in November 2017 and was delivered to the buyer in December 2017.
*** DHT Phoenix was sold and delivered to new owners in June 2017.

Vessels and time charter contracts

(Dollars in thousands)	Vessels	Drydock	Scrubbers	Time charter contracts	Total
Cost
As of January 1, 2020	2,014,093	43,820	42,482	6,600	2,106,997
Transferred from vessels upgrades	4,896	9,480	8,589	-	22,964
Disposals	-	(8,505)	-	-	(8,505)
As of December 31, 2020	2,018,989	44,795	51,071	6,600	2,121,456

Accumulated depreciation and impairment
As of January 1, 2020	(487,996)	(17,880)	(6,507)	(5,170)	(517,553)
Charge for the period	(96,153)	(12,756)	(13,525)	(978)	(123,412)
Impairment charges	(12,560)	-	-	-	(12,560)
Disposals		8,505			8,505
As of December 31, 2020	(596,709)	(22,130)	(20,032)	(6,148)	(645,020)

Net book value
As of December 31, 2020	1,422,279	22,665	31,039	452	1,476,436

Cost
As of January 1, 2019	2,007,385	44,818	12,652	6,600	2,071,456
Additions*	(42)	(375)	(721)	-	(1,139)
Transferred from vessels upgrades	6,750	2,493	30,552	-	39,795
Disposals	-	(3,116)	-	-	(3,116)
As of December 31, 2019	2,014,093	43,820	42,482	6,600	2,106,997

Accumulated depreciation and impairment
As of January 1, 2019	(391,894)	(9,171)	(388)	(4,193)	(405,647)
Charge for the period	(96,102)	(11,824)	(6,118)	(978)	(115,022)
Disposals	-	3,116	-	-	3,116
As of December 31, 2019	(487,996)	(17,880)	(6,507)	(5,170)	(517,553)

Net book value
As of December 31, 2019	1,526,097	25,941	35,976	1,430	1,589,444

Vessel upgrades
As of January 1, 2020	1,371	-	10,281	-	11,652
Additions	6,313	12,745	9,524	-	28,581
Transferred to vessels	(4,896)	(9,480)	(8,589)	-	(22,964)
As of December 31, 2020	2,788	3,265	11,216	-	17,269

As of January 1, 2019	-	-	-	-	-
Additions	8,121	2,493	40,832	-	51,446
Transferred to vessels	(6,750)	(2,493)	(30,552)	-	(39,795)
As of December 31, 2019	1,371	-	10,281	-	11,652

*	Additions in 2019 relates to adjustments to capitalized expenses in 2018.

Depreciation

We have assumed an estimated useful life of 20 years for our vessels. Depreciation is calculated taking residual value into consideration. Each vessel’s residual value is equal to the product of its lightweight tonnage and an estimated scrap rate per ton. Estimated scrap rate used as a basis for depreciation is $300 per ton. Capitalized drydocking costs are depreciated on a straight-line basis from the completion of a drydocking to the estimated completion of the next drydocking. Capitalized scrubber costs are depreciated on a straight-line basis from the time of installation through the accounting year 2022, reflecting the period they are expected to be of use providing economical values.

Carrying Value and Impairment

A vessel’s recoverable amount is the higher of the vessel’s fair value less cost of disposal and its value in use. The carrying values of our vessels may not represent their fair market value at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the cost of constructing new vessels. Historically, both charter rates and vessel values have been cyclical. The carrying amounts of vessels held and used by us are reviewed for potential impairment or reversal of prior impairment charges whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not accurately reflect the recoverable amount of a particular vessel. Each of the Company’s vessels have been viewed as a separate CGU as the vessels have cash inflows that are largely independent of the cash inflows from other assets and therefore can be subject to a value in use analysis. In instances where a vessel is considered impaired, it is written down to its recoverable amount. Given the significance of these assets to our financial reporting, an impairment charge and/or reversal of previously recognized impairments could have a material impact on the Company’s financial reporting. Management continuously monitors both external and internal factors to determine if there are indicators that the vessels may be impaired or, in case of previously recognized impairment, that there are indicators that this may be reversed. Possible external factors include changes in the current market conditions, charter rates, market capitalization to book value of equity, and broker rates. Possible internal factors include weighted average cost of capital and changes in circumstances affecting the physical condition of the vessels. To the extent it is determined that indicators of impairment and/or reversal of previously recognized impairment exist, the value in use is estimated for the respective vessels. A reversal of a previously recognized impairment loss is recorded only to the extent there has been an increase in the estimated service potential of an asset, either from use or sale.

For the year ended December 31, 2020, impairment indicators were identified for some of our vessels, due to the difference between the carrying value and the estimated market value of the vessel, and thus the Company performed further testing to determine the recoverable amount of the cash generating units.

When determining the recoverable amount of the cash generating units, management applies a significant level of judgment when determining the assumptions used to calculate the value in use for each cash generating unit, especially regarding the expected future charter rates and the weighted average cost of capital. Although current charter rates are observable and there is some available information about expected future charter rates, history has proven that the charter rates are seasonal in nature and volatile.

In developing estimates of future cash flows, we must make significant assumptions about  future use of vessels, ship operating expenses, drydocking expenditures, utilization rate, fixed commercial and technical management fees, residual value of vessels and the estimated remaining useful lives of the vessels in addition to the future charter rates and weighted average cost of capital as described above. These assumptions are based on historical trends and current market conditions as well as future expectations. Estimated outflows for ship operating expenses and drydocking expenditures are based on a combination of historical and budgeted costs and are adjusted for assumed inflation. Utilization, including estimated off-hire time, is based on historical experience. The more significant factors that could impact management’s assumptions regarding time charter equivalent rates include (i) unanticipated changes in demand for transportation of crude oil cargoes, (ii) changes in production or supply of or demand for oil, generally or in specific geographical regions, (iii) the levels of tanker newbuilding orders or the levels of tanker scrappings, (iv) changes in rules and regulations applicable to the tanker industry, including legislation adopted by international organizations such as the IMO or by individual countries and vessels’ flag states, (v) changes in our vessels’ relative exposure to the spot and time charter markets and (vi) the prevalence of profit sharing arrangements in our time charter contracts.

When calculating the charter rate to use for a particular vessel class in its impairment testing, we rely on the contractual rates currently in effect for the remaining term of existing charters and estimated daily time charter equivalent rates for each vessel class for the unfixed days over the estimated remaining useful lives of each of the vessels as described below.

Although management believes that the assumptions used to evaluate potential impairment or reversal of prior impairment charges are reasonable and appropriate at the time they were made, such assumptions are highly subjective and could change, possibly materially, in the future. Reasonable changes in the assumptions for the discount rate or future charter rates could lead to a value in use for some of our vessels that is higher than, equal to or less than the carrying amount for such vessels. There can be no assurance as to how long charter rates and vessel values will remain at their current levels or whether or when they will change by any significant degree. Charter rates may decline significantly from current levels, which could adversely affect our revenue and profitability and future assessments of vessel impairment.

For the year ended December 31, 2020, the Company recorded a non-cash impairment charge of $12.6 million related to three vessels, DHT China with $2.8 million, DHT Europe with $6.3 million and DHT Scandinavia with $3.5 million, respectively. The recoverable amount as of December 31, 2020 was $38.4 million for DHT China, $38.0 million for DHT Europe and $40.4 million for DHT Scandinavia, respectively.

In the fourth quarter of 2020, we adjusted the carrying value of DHT China, DHT Europe and DHT Scandanavia through a non-cash impairment charge of $7.6 million. The impairment test was performed using an estimated WACC of 8.59%. As DHT operates in a non-taxable environment specific to shipping revenues, the WACC is the same on a before- and after-tax basis. The rates used for the impairment testing were as follows: (a) the current Forward Freight Agreements (“FFA”) for the first two years, estimated by Braemar ACM Shipbroking, and (b) the 25-year historical average spot rates as reported by Clarksons Shipping Intelligence thereafter. The Company’s decision to use FFA rates for the first two years was based on the Company’s  exposure to the spot market and the limited market availability of FFA rates beyond the first two years. The Company’s determination to use historical average spot rates rather than time charter rates was based on the Company’s  exposure to the spot market, including the prevalence of profit sharing arrangements in time charter contracts. The Company’s determination to use the 25-year historical average for spot rates was based on the Company’s belief that such time period provides a rate that is most representative of longer-term performance as it mitigates the impact of the highly cyclical nature of the tanker industry. The time charter equivalent FFA rates used for the impairment test as of December 31, 2020 for the VLCCs was $19,610 per day for 2021 and $25,279 per day for 2022. Thereafter, the time charter equivalent rate used for the VLCCs was $42,466. The above rates were reduced by 20% for vessels above the age of 15 years based on lower earnings for the Company’s older vessels due to (a) charterers demanding lower rates for older vessels, (b) longer waiting time for cargo for older vessels as charterers prefer the younger vessels and (c) older vessels being less fuel-efficient. Also, reflecting the lower fuel consumption for modern vessels, $4,000 per day has been added through 2022 for VLCCs built in 2015 and later, and $4,000 per day has been added through 2022 for VLCCs with scrubbers. For vessels on charter we assumed the contractual rate for the remaining term of the charter. The most sensitive and/or subjective assumptions that have the potential to affect the outcome of the impairment assessment for the vessels are the WACC and the future rates. Decreasing the WACC by 0.5% would decrease the impairment charge by $1.5 million. Increasing/decreasing the future rates by $500 per day would decrease/increase the impairment charge by $1.4 million.

In the third quarter of 2020, we adjusted the carrying value of DHT China, DHT Europe and DHT Scandanavia through a non-cash impairment charge of $4.9 million. The impairment test was performed using an estimated WACC of 8.12%. The time charter equivalent FFA rates used for the impairment test as of September 30, 2020 for the VLCCs was $20,107 per day for the fourth quarter of 2020, $21,550 per day for 2021 and $21,194 per day for the first three quarters of 2022. Thereafter, the time charter equivalent rate used for the VLCCs was $42,557. The above rates were reduced by 20% for vessels above the age of 15 years based on lower earnings for the Company’s older vessels due to (a) charterers demanding lower rates for older vessels, (b) longer waiting time for cargo for older vessels as charterers prefer the younger vessels and (c) older vessels being less fuel-efficient. Also, reflecting the lower fuel consumption for modern vessels, $4,000 per day has been added through 2022 for VLCCs built in 2015 and later, and $3,000 per day has been added through 2022 for VLCCs with scrubbers. For vessels on charter we assumed the contractual rate for the remaining term of the charter.

In 2019, we did not perform an impairment test because we concluded that there were no indicators of impairment or reversal of prior impairment. The key factors evaluated included the development in estimated values for our tankers, market conditions, our estimated WACC and the carrying amount of our net assets compared to our market capitalization as of December 31, 2019.

In the third quarter of 2018, we recorded an impairment charge of $3.5 million related to the agreed upon sale of DHT Cathy and DHT Sophie. The impairment charge reflected the difference between the carrying value of the vessels and the estimated net sales price. The sale was agreed to in October 2018 and the vessels were delivered to the buyer in December 2018.

Intangible assets

Time charter contracts

	Expected useful life	Carrying amount
(Dollars in thousands)		2020	2019
DHT China charter	Finite	452	1,430
Total		452	1,430

Intangible assets with a finite expected useful life are as a general rule amortized on a straight-line basis over the expected useful life. The remaining amortization period of the intangible asset is 0.5 years. The time charter contract is presented on the same line as vessels in the statement of financial position.

Pledged assets

As of December 31, 2020, 22 of the Company’s 27 vessels were pledged as collateral under the Company’s secured credit facilities and the Company had five unencumbered vessels.

Technical Management Agreements

The Company has entered into agreements with technical managers which are responsible for the technical operation and upkeep of the vessels, including crewing, maintenance, repairs and drydockings, maintaining required vetting approvals and relevant inspections, and to ensure DHT’s fleet complies with the requirements of classification societies as well as relevant governments, flag states, environmental and other regulations. Under the ship management agreements, each vessel subsidiary pays the actual cost associated with the technical management and an annual management fee for the relevant vessel.